UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21652
 Fiduciary/Claymore MLP Opportunity Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
  (Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  November 30
Date of reporting period:  December 1, 2015 to May 31, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE FIDUCIARY/CLAYMORE MLP
OPPORTUNITY FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/fmo, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the semi-annual fiscal period ended May 31, 2016.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in master limited partnerships (“MLPs”) and affiliates of MLPs that own primary interests in an MLP.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2016, the Fund provided a total return based on market price of 1.65% and a total return based on NAV of -2.73%. Past performance is not a guarantee of future results.
The closing price of the Fund’s shares as of May 31, 2016, was $13.00, representing a 9.09% discount to the NAV of $14.30. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
The Fund paid quarterly distributions per common share of $0.4287 in August 2015, $0.4308 in November 2015, $0.4308 in February 2016 and $0.4308 in May 2016. The latest distribution represents an annualized distribution rate of 13.26% based on the Fund’s closing market price of $13.00 on May 31, 2016.
Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $180 billion in assets under management.
Advisory Research, Inc. (“ARI”) is the Sub-Adviser of the Fund (“Sub-Adviser”) and a wholly-owned subsidiary of Piper Jaffray Companies.
Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 38 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 3

(Unaudited) continued	May 31, 2016

greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You’ll find information on ARI’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund
June 30, 2016

4 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2016

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the semi-annual fiscal period ended May 31, 2016.
Describe the Fund’s objective and investment strategy.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide a convenient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities.
The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments. While the Fund will generally seek to maximize the portion of the Fund’s distribution to common shareholders that will consist of return of capital, no assurance can be given in this regard.
Under normal market conditions, the Fund invests at least 80% of its managed assets in MLPs and affiliates of MLPs that own primary interests in an MLP (collectively “MLP entities”) and at least 65% in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
The Fund is authorized to implement hedging strategies. ARI, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, ARI may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances,

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no hedging strategies in place as of May 31, 2016.
How would you describe the master limited partnership market over the six-month period ended May 31, 2016?
For the six months ended May 31, 2016, MLPs, as measured by the Alerian MLP Index (the “Index”), returned 5.22%, compared with a return of 1.93% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.
From beginning to end, the six month period looked pretty benign with the Index return up 5%. The actual experience of investors in the MLP space during this period was more akin to a roller coaster ride as the Index was down 31% at the low point in February and then rallied back in a quick reversal. During this period, we experienced massive tax loss selling by investors, a further move down in crude oil prices to a low of $26 per barrel, and multiple instances of the MLP closed-end peer group being forced to reduce leverage. While nothing is certain, it appears that crude oil and MLPs put in a bottom in February. The industry has significantly reduced drilling activity and the global oversupply of oil is shrinking as companies demonstrate they can operate in this difficult environment. We continue to expect MLPs to end the year in positive territory, perhaps posting double digit returns but with the risk of future volatility.
How did the Fund perform in this market environment?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2016, the Fund provided a total return based on market price of 1.65% and a total return based on NAV of -2.73%. Past performance is not a guarantee of future results. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of May 31, 2016, was $13.00, representing a 9.09% discount to the NAV of $14.30. On November 30, 2015, the Fund’s closing market price was $13.76, which represented a discount of 12.58% to the NAV of $15.74.
It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2016, the Fund’s NAV included a current and net deferred tax liability totaling $87.4 million, or $2.60 per share.

6 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

Please tell us about the Fund’s distributions.
The Fund paid quarterly distributions per common share of $0.4287 in August 2015, $0.4308 in November 2015, $0.4308 in February 2016 and $0.4308 in May 2016. The recent May distribution is 0.99% higher than the May distribution from one year ago.
The latest distribution represents an annualized distribution rate of 13.26% based on the Fund’s closing market price of $13.00 on May 31, 2016. As of December 31, 2015, the Fund had distributed $15.67411 per common share to its shareholders since the Fund’s inception in 2004. Approximately $8.24723 per common share or 53% of these distributions were considered non-dividend distributions, also known as return of capital, and $7.42688 per common share or 47% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For 2016 distributions, the Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year.
The Fund, ARI and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.
How was the Fund’s portfolio positioned during the six-month period ended May 31, 2016, and what has that meant for performance?
The Fund was fully invested, levered, and unhedged in a period of extreme volatility over the prior six months. Although the Index return was modest during the period, these returns had high standard deviations, 49.1%, indicative of the volatility. During the first half of the fiscal year the Fund reduced leverage by $99 million. Further trading was driven by the goal of improving the Funds’ coverage of its distribution to shareholders. The resulting trades of both of these efforts was to sell some lower yielding, higher growth holdings in favor of higher yielding, lower growth MLPs that the subadvisor believes will support the Fund’s distribution over time. Due to the large size of the Fund, risk is partly managed by diversifying its holdings across market capitalization. The diversification was not additive during the period as the smaller MLPs owned by the Fund underperformed during periods of distress in the MLP markets.
The Fund’s portfolio performance, prior to the impact of leverage and taxes, was positive in absolute terms returning 3.78% but underperformed the Alerian MLP Index return of 5.22% for the six months ended May 31, 2016. The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. These midstream businesses constitute about 92% of both the Index and the Fund’s holdings.
What were some of the leading contributors to and detractors from performance?
The six month period ended May 31, 2016 saw a strong rebound in MLP security prices as crude oil rallied off its February lows. This environment allowed MLPs that had been oversold earlier in the bear market to see significant gains. The two largest contributors to performance on a relative basis were

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

Williams Partners, L.P. (WPZ) and DCP Midstream Partners, LP (DPM). Both of these MLPs are involved in operating midstream assets that handle natural gas and natural gas liquids. The Fund added to its already large positions during the period as we believe that both companies are well positioned to benefit from increased demand from both natural gas and natural gas liquids in the coming years.
Energy Transfer Equity, LP (ETE), formerly one of the Fund’s largest positions, was a large detractor during the period. ETE unit prices continue to suffer due to a potential merger with Williams Companies, Inc. This merger has created uncertainty around ETE and in a negative market environment, uncertainty has been punished. The Fund exited its position in ETE during the period, using proceeds to delever the Fund and purchase MLPs related to ETE that we believe hold better value over the medium term. Another large-cap holding, Kinder Morgan Inc. (KMI), meaningfully detracted from relative performance. KMI is a constituent in the S&P 500 Index, and with the exception of the four largest energy sector constituents, energy was among the worst performing sectors in that Index during the period. As a corporation, KMI is not in the Fund’s benchmark and therefore hurt performance on a relative basis.
The Fund has generally avoided the lowest quality MLPs. These low quality MLPs, many of which are commodity price sensitive, meaningfully underperformed during the six month period ended May 31, 2016. During the bear market the Fund rotated away from lower yielding, higher growth MLPs in favor of higher yielding, lower growth MLPs. This transition worked and is a move that further supports the Fund’s shareholder distribution; but was negated by unfavorable security selection amongst large-cap MLPs.
How did the Fund’s leverage strategy affect performance?
The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of May 31, 2016, the Fund’s leverage of $164 million was approximately 25.5% of managed assets, which represented an asset coverage ratio of 393%, higher than the 300% required by the Investment Company Act of 1940, as amended. For the six-month period, leverage was positive for cash flow but negative for performance. During this historic bear market, which was more negative and longer in duration than the bear market of the financial crisis, closed-end fund leverage once again was a critical player in market moves. The inclination of most fund managers is to try to maintain the capital structure though the downward part of the cycle in an effort to be able to capture the full benefits in the eventual market recovery. If, however, the Fund is forced to delever due to market conditions, the effect is that the Fund is more levered during the bear market and less levered in the recovery. This series of events had a negative impact on the Fund’s NAV performance, and indeed on the majority of the peer group as well.
What is the current outlook for the MLP market?
We believe that there will be weakness in produced volumes of crude oil and natural gas over the next few quarters, perhaps bottoming in 2016 and then recovering somewhat in 2017 and beyond. Those

8 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

assets tied to the import/export of crude oil and refined products should be well positioned. Additionally, infrastructure near demand centers (refineries, power plants, and population centers) should also see relatively stable volumes. The next 18 months will be a period of adjustment, for issuers and investors, but we are optimistic that the worst is behind us.
We continue to expect 2016 will end the year with double digit returns, but the path to that end point may be volatile. Future returns will likely be based upon improving and more stable commodity prices, and from there we believe investors will realize the value opportunity in MLPs presented by the energy crisis. As companies demonstrate they can operate in a lower price, lower growth environment, we believe that MLPs may post high single-digit returns on an annualized basis over the long-term.
Index Definitions:
Indices are unmanaged and it is not possible to invest directly in an index.
The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	May 31, 2016

Fund Statistics
Share Price	$13.00
Net Asset Value (NAV)	$14.30
Discount to NAV	-9.09%
Net Assets ($000)	$480,202

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
	Six Months					Since
	(non-	One	Three	Five	Ten	Inception
	annualized)	Year	Year	Year	Year	(12/28/04)
Fiduciary/Claymore MLP
Opportunity Fund
NAV	-2.73%	-35.33%	-7.79%	0.76%	4.03%	4.93%
Market	1.65%	-41.04%	-13.28%	-2.13%	4.28%	3.66%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). For the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

10 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2016

Portfolio Breakdown	% of Net Assets
Investments:
Midstream Oil	38.8%
Diversified Infrastructure	38.5%
Midstream Natural Gas	32.3%
Gathering & Processing	23.2%
Marine Transportation	7.5%
Natural Gas Pipelines & Storage	7.2%
Other Energy Infrastructure	3.3%
Coal	1.1%
Total Long-Term Investments	151.9%
Short Term Investments	0.6%
Term Loan	0.0%*
Total Investments	152.5%
Other Assets & Liabilities, net	-52.5%
Net Assets	100.0%
* Less than 0.05%.

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	May 31, 2016

All or a portion of the above distributions may be characterized as a return of capital. For the year ended November 30, 2015, 21% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2016 will be reported to shareholders in January 2017.

12 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	May 31, 2016

	Shares	Value

MASTER LIMITED PARTNERSHIPS† – 151.9%
Midstream Oil – 38.8%
Magellan Midstream Partners, LP1	774,827	$ 54,276,632
Buckeye Partners, LP1	613,026	44,088,830
Plains All American Pipeline, LP1	1,499,132	34,674,923
Genesis Energy, LP1	551,775	20,785,364
Delek Logistics Partners, LP1	385,285	10,167,671
NGL Energy Partners, LP1	404,810	6,080,246
USD Partners, LP1	563,625	5,872,973
JP Energy Partners, LP	531,345	4,426,104
World Point Terminals, LP1	168,065	2,568,033
PBF Logistics, LP1	77,085	1,679,682
Rose Rock Midstream, LP1	55,830	1,440,414
Total Midstream Oil		186,060,872

Diversified Infrastructure – 38.5%
Energy Transfer Partners, LP1	1,638,512	59,412,444
Enbridge Energy Partners, LP1	1,664,255	36,180,904
Tesoro Logistics, LP1	543,530	26,714,500
Enterprise Products Partners, LP1	816,369	22,662,403
MPLX, LP1	695,114	22,174,145
Enbridge Energy Management LLC*,1,2	800,549	17,500,001
Total Diversified Infrastructure		184,644,397

Midstream Natural Gas – 32.3%
Williams Partners, LP1	2,777,601	88,661,024
Tallgrass Energy Partners, LP1	514,995	23,308,673
Crestwood Equity Partners, LP1	813,232	17,549,547
Enable Midstream Partners, LP1	1,139,975	16,575,237
ONEOK Partners, LP1	232,060	8,806,677
Total Midstream Natural Gas		154,901,158

Gathering & Processing – 23.2%
DCP Midstream Partners, LP1	1,811,804	60,749,788
EnLink Midstream Partners, LP1	2,118,335	33,342,593
Summit Midstream Partners, LP1	839,021	17,569,100
Total Gathering & Processing		111,661,481

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued		May 31, 2016

	Shares	Value
MASTER LIMITED PARTNERSHIPS† – 151.9% (continued)
Marine Transportation – 7.5%
KNOT Offshore Partners, LP1	612,535	$ 11,344,148
Teekay Offshore Partners, LP1	1,346,402	8,495,797
Navios Maritime Midstream Partners, LP1	700,620	8,421,452
Golar LNG Partners, LP1	392,360	6,674,044
Teekay LNG Partners, LP1	80,000	1,117,600
Total Marine Transportation		36,053,041

Natural Gas Pipelines & Storage – 7.2%
TC PipeLines, LP1	626,740	34,614,850

Other Energy Infrastructure – 3.3%
Sunoco, LP	254,793	8,451,483
Archrock Partners, LP1	523,595	7,471,701
Total Other Energy Infrastructure		15,923,184

Coal – 1.1%
Alliance Holdings GP, LP1	190,425	3,090,598
Alliance Resource Partners, LP1	166,680	2,441,862
Total Coal		5,532,460
Total Master Limited Partnerships
(Cost $522,914,364)		729,391,443

SHORT TERM INVESTMENTS† – 0.6%
Dreyfus Treasury Prime Cash Management Fund – Investor Shares, 0.01%[3]	3,097,033	3,097,033
Total Short Term Investments
(Cost $3,097,033)		3,097,033

	Face
	Amount	Value
TERM LOAN†† – 0.0%**
Clearwater Subordinated Note NR
4.75% due 12/31/20*,4,5,6	$413,329	$ 4,133
Total Term Loan
(Cost $396,254)		4,133
Total Investments – 152.5%
(Cost $526,407,651)		$ 732,492,609
Other Assets & Liabilities, net – (52.5)%		(252,290,284)
Total Net Assets – 100.0%		$ 480,202,325

*	Non-income producing security.

**	Less than 0.05%

†	Value determined based on Level 1 inputs – See Note 4.

††	Value determined based on Level 3 inputs – See Note 4.

See notes to financial statements.

14 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	May 31, 2016

1	All or a portion of these securities have been physically segregated and pledged as collateral. As of
May 31, 2016, the total amount segregated was $672,069,365, of which $672,069,365 is related to the outstanding line of credit.

2	While non-income producing, security makes regular in-kind distributions.

3	Rate indicated is the 7-day yield as of May 31, 2016.

4	Security was fair valued by the Valuation Committee at May 31, 2016. The total market value of fair valued securities amounts to $4,133, (cost $396,254) or less than 0.05% of total net assets.

5	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, restricted securities aggregate market value amount to $4,133 or less than 0.05% of net assets – See Note 10.

6	Company has filed for protection in federal bankruptcy court.

The following table summarizes inputs used to value the Fund’s investments at May 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets:
Master Limited Partnerships	$ 729,391,443	$ —	$ —	$ 729,391,443
Short Term Investments	3,097,033	—	—	3,097,033
Term Loan	—	—	4,133	4,133
Total Assets	$ 732,488,476	$ —	$ 4,133	$ 732,492,609

Please refer to the detailed portfolio for a breakdown of investment type by industry category.
The following is a summary of the significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable
Category	5/31/16	Technique	Inputs
Term Loan	$4,133	Cash flow model	Royalties on coal produced

Significant changes in royalties on coal produced would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended May 31, 2016, there were no transfers between levels.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	May 31, 2016

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2016:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
Assets:
Beginning Balance	$4,133
Purchases	—
Sales	—
Total change in unrealized gains or losses included in earnings	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending Balance	$4,133
Net change in unrealized appreciation (depreciation) for investments
in securities still held at May 31, 2016	$ —

See notes to financial statements.

16 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	May 31, 2016

ASSETS:
Investments, at value (cost $526,407,651)	$732,492,609
Cash	31,700
Prepaid expenses	17,110
Total assets	732,541,419
LIABILITIES:
Borrowings	164,000,000
Interest due on borrowings	36,894
Payable for:
Net deferred tax	73,540,251
Current tax liability	13,826,236
Investment advisory fees	462,775
Offering costs	305,348
Administration fees	11,482
Trustees’ fees and expenses*	11,135
Fund accounting fees	8,554
Other fees and expenses	136,419
Total liabilities	252,339,094
NET ASSETS	$480,202,325
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share; unlimited number of shares authorized,
33,572,117 shares issued and outstanding	$335,721
Additional paid-in capital	266,781,258
Accumulated net investment loss, net of tax expense	(65,437,776)
Accumulated net realized gain on investments, net of tax	156,292,533
Net unrealized appreciation on investments, net of tax	122,230,589
NET ASSETS	$480,202,325
Shares outstanding ($0.01 par value with unlimited amount authorized)	33,572,117
Net asset value	$14.30

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 17

STATEMENT OF OPERATIONS	May 31, 2016
For the Six Months Ended May 31, 2016 (Unaudited)

INVESTMENT INCOME:
Distributions from master limited partnerships	$32,797,361
Less: Return of capital distributions	(28,694,409)
Less: Distributions classified as realized gains	(2,716,008)
Total investment income	1,386,944
EXPENSES:
Investment advisory fees	3,040,827
Interest expense	1,478,268
Professional fees	150,618
Trustees’ fees and expenses*	73,379
Administration fees	65,599
Fund accounting fees	58,052
Printing fees	48,746
Insurance	17,683
Registration and filings	15,828
Transfer agent fees	9,246
Custodian fees	8,489
Other expenses	921
Total expenses	4,967,656
Advisory fees waived	(3,490)
Net expenses	4,964,166
Net investment loss before taxes	(3,577,222)
Deferred tax benefit	1,356,451
Net investment loss	(2,220,771)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments before taxes	4,621,380
Current tax expense	(1,752,387)
Net realized gain (loss) on investments	2,868,993
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	(32,074,404)
Deferred tax benefit	12,162,336
Net change in unrealized appreciation (depreciation) on investments	(19,912,068)
Net realized and unrealized loss	(17,043,075)
Net decrease in net assets resulting from operations	$(19,263,846)

See notes to financial statements.

18 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2016

	Six Months Ended
	May 31, 2016	Year Ended
	(Unaudited)	November 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,220,771)	$(3,580,119)
Net realized gain on investments	2,868,993	17,289,492
Net change in unrealized appreciation (depreciation)
on investments	(19,912,068)	(324,832,538)
Net decrease in net assets resulting from operations	(19,263,846)	(311,123,165)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – See Note 2(c)	(28,925,736)	(57,285,768)
SHAREHOLDER TRANSACTIONS:
Net proceeds from common shares issued through at-the-
market offerings	—	4,097,112
Shares issued through dividend reinvestment	—	1,102,379
Common share offering costs charged to paid-in capital	—	(24,957)
Net increase in net assets resulting from share transactions	—	5,174,534
Net decrease in net assets	(48,189,582)	(363,234,399)
NET ASSETS:
Beginning of period	528,391,907	891,626,306
End of period	$480,202,325	$528,391,907
Accumulated net investment loss, net of tax benefit, at
end of year	$(65,437,776)	$(63,217,005)

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 19

STATEMENT OF CASH FLOWS	May 31, 2016
For the Six Months Ended May 31, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(19,263,846)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized depreciation on investments before taxes	32,074,404
Net realized gain on investments before taxes	(4,621,380)
Purchase of long-term investments	(138,727,990)
Proceeds from sale of long-term investments	228,833,632
Net proceeds from sale of short-term investments	7,285,239
Return of capital distributions received from investee companies	28,694,409
Distributions classified as realized gains from investee companies	2,716,008
Net deferred tax expense	(28,309,605)
Decrease in current tax receivable	5,408,996
Decrease in investments sold receivable	620,302
Decrease in prepaid expenses	2,021
Increase in current tax liability	13,826,236
Decrease in interest due on borrowings	(284,427)
Decrease in investment advisory fees payable	(139,249)
Decrease in fund accounting fees payable	(1,214)
Decrease in administration fees payable	(1,962)
Increase in trustees’ fees and expenses payable	1,590
Decrease in offering costs payable	(35,849)
Decrease in other fees and expenses payable	(119,907)
Net Cash Provided by Operating Activities	$127,957,408
Cash Flows From Financing Activities:
Distributions to common shareholders	(28,925,736)
Payments on borrowings	(99,000,000)
Net Cash Used in Financing Activities	(127,925,736)
Net increase in cash	31,672
Cash at Beginning of Period	28
Cash at End of Period	$31,700
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$1,762,695
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$74,381
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends
received during the period	$1,356,626

See notes to financial statements.

20 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2016

Six Months
Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
May 31, 2016	November 30,	November 30,	November 30,	November 30,	November 30,
(Unaudited)	2015	2014	2013	2012	2011

Per Share Data:
Net asset value, beginning of period	$15.74		$26.73	$24.60	$20.96	$20.17	$19.69
Income from investment operations:
Net investment loss(a)(b)	(0.07)		(0.11)	(0.25)	(0.25)	(0.23)	(0.24)
Net gain (loss) on investments (realized and unrealized)(b)	(0.51)		(9.17)	4.06	5.54	2.53	2.11
Total from investment operations	(0.58)		(9.28)	3.81	5.29	2.30	1.87
Common shares’ offering expenses charged to paid-in capital	—		(0.00)*	(0.00)*	(0.02)	(0.01)	—
Less distributions from:
Return of capital(c)	(0.86)		(1.71)	(1.68)	(1.63)	(1.50)	(1.39)
Net asset value, end of period	$14.30		$15.74	$26.73	$24.60	$20.96	$20.17
Market value, end of period	$13.00		$13.76	$27.51	$25.11	$22.03	$21.71

Total Return(d)
Net asset value	-2.73%		-36.06%	15.61%	25.72%	11.69%	9.60%
Market value	1.65%		-45.44%	16.58%	21.66%	8.93%	10.73%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$480,202		$528,392	$891,626	$800,228	$570,127	$494,532
Ratio of net expenses to average net assets:
Including current and deferred income tax	(3.23	)%(g)	(23.57)%	10.58%	13.09%	9.98%	9.36%
Excluding current and deferred income tax(e)	2.36	%(g)	2.01%	1.79%	1.77%	1.99%	2.06%
Ratio of net investment income (loss) to average net assets:
Excluding current and deferred income tax	(1.70	)%(g)	(0.78)%	(1.54)%	(1.63)%	(1.96)%	(2.06)%
Including current and deferred income tax	3.89	%(g)	24.80%	(10.33)%	(12.95)%	(9.96)%	(9.36)%
Portfolio turnover rate	20%		17%	8%	30%	18%	19%

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 21

FINANCIAL HIGHLIGHTS continued	May 31, 2016

Six Months
Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
May 31, 2016	November 30,	November 30,	November 30,	November 30,	November 30,
(Unaudited)	2015	2014	2013	2012	2011

Senior Indebtedness
Total Borrowings outstanding (in thousands)	$164,000	$263,000	$290,000	$259,000	$190,000	$190,000
Asset Coverage per $1,000 of indebtedness(f)	$3,928	$3,009	$4,075	$4,090	$4,001	$3,603

*	Less than $0.005.
(a)	Based on average shares outstanding.
(b)	The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.
(c)
For the years ended November 30, 2015, 2014, 2013, 2012, and 2011, approximately $1.36, $1.23, $1.52, $0.88, and $1.02 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital. See Note 2(c) of the Notes to Financial Statements for additional information.

(d)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value

(“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Excluding current and deferred income taxes and interest expense, the net operating expense ratio for the six months ended May 31 and the years ended November 30 would be:

May 31,
2016	2015	2014	2013	2012	2011
1.66%	1.53%	1.42%	1.38%	1.49%	1.57%

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(g)	Annualized.

See notes to financial statements.

22 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	May 31, 2016

Note 1 – Organization:
Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2016

represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
Investment professionals from Advisory Research, Inc. (“ARI” or the “Sub-Adviser”) prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Valuation Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.
The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
For the six months ended May 31, 2016, the Fund estimated 87.5% of its distributions from MLPs as return of capital, 8.3% of its distributions from MLPs as realized gains and 4.2% of its distributions as investment income, which is reflected in the Statement of Operations.
(c) Distributions
The Fund intends to make quarterly distributions to shareholders. On a book basis, all realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A

24 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2016

distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2017. For the year ended November 30, 2015, 78% of the distributions were considered qualified dividend income and 22% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:
2015
Dividend Income	$ 44,549,715
Tax return of capital	12,736,053
Total	$ 57,285,768

On a GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2015 was paid-in capital.
(d) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of ARI, provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any) of the Fund who are ARI’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2016

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $3,490, of which $1,745 was waived by the Sub-Adviser, were waived for the period ended May 31 2016. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

26 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2016

Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.
As of May 31, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

	Gross Tax	Gross	Net Tax
Cost of Investments	Unrealized	Tax Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$509,661,809	$307,485,857	$(84,655,057)	$222,830,800

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2016

appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.
The Fund’s income tax provision consists of the following:

Current federal income tax expense	$(18,683,753)
Current state income tax expense	(551,478)
Deferred federal income tax benefit	29,526,361
Deferred state income tax benefit	1,475,270
Total current and deferred tax benefit	$ 11,766,400

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:
		Rate
Application of statutory income tax rate	$10,860,586	35.00%
State income taxes	1,031,873	3.33%
Permanent differences and other	(126,059)	(0.41)%
Total	$11,766,400	37.92%

Permanent differences primarily represent the dividend received deduction and foreign tax credits.
Components of the Fund’s deferred tax assets and liabilities as of May 31, 2016, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss	$ 15,744,609

Deferred tax liabilities:
Deferred tax on unrealized gain on investments and capital loss carryforward	$(89,284,860)
Net deferred tax liability	$(73,540,251)

28 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2016

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the period ended May 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $138,727,990 and $228,833,632, respectively.
Note 7 – Borrowings:
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of May 31, 2016, the amount outstanding in connection with the Fund’s credit facility was $164,000,000. As of May 31, 2016, securities with a market value of $672,069,365 have been segregated and pledged as collateral for the credit facility.
The average daily amount of borrowings on the credit facility during the period ended May 31, 2016, was $186,480,874 with a related weighted average interest rate of 1.56%. The maximum amount outstanding during the period ended May 31, 2016, was $263,000,000.
Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 33,572,117 issued and outstanding.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	May 31, 2016	November 30, 2015
Beginning Shares	33,572,117	33,351,750
Shares issued through dividend reinvestment	–	44,362
Common shares issued through at-the-market offering	–	176,005
Common shares issued through overnight offering	–	–
Ending shares	33,572,117	33,572,117

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post-effective amendment thereto became effective. The shelf registration statement allowed for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 10,165,343

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2016

common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On May 17, 2013, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under these sales agreements, no shares were issued during the period ended May 31, 2016, and 176,005 shares were issued during the year ended November 30, 2015. The Adviser paid the costs associated with the offerings of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the period ended May 31, 2016, the Fund reimbursed the Adviser $35,849 for offering costs associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.
Note 9 – Concentration of Risk:
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Note 10 – Restricted Securities:
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with

30 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2016

procedures established in good faith by management and approved by the Fund’s Board. As of May 31, 2016, the Fund held the following restricted securities:

							Price at
Date of			Current	Fair Market	% of		Acquisition	5/31/16
Security	Acquisition	Shares/Par	Cost	Value	Net Assets		Date	Price
Clearwater Subordinate Note	09/29/2008	$359,812	$344,961	$3,598	–	%*	$100.00	$1.00
Clearwater Subordinate Note	01/09/2009	$53,517	$51,293	$535	–	%*	$100.00	$1.00
Total			$396,254	$4,133	–	%*

* Amount is less than 0.05% of net assets.

Note 11 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2016

Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.

Result of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 6, 2016. Common shareholders voted on the approval of the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Robert B. Karn III	29,135,172	487,011	229,134
Maynard F. Oliverius	29,219,840	404,449	227,028
Ronald E. Toupin, Jr.	29,258,500	361,497	231,320

The other Trustees of the Fund not up for election in 2016 are Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Ronald A. Nyberg, and Donald C. Cacciapaglia.

Trustees
The Trustees of the Fiduciary/Claymore MLP Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2004	Current: Private Investor (2001-present).	100	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Business broker and manager of commercial real estate,	96	Current: Midland Care, Inc.
(1946)	Chairman of		Griffith & Blair, Inc. (1997-present).		(2011-present).
the Valuation
Committee

32 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued					May 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	96	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).
Roman Friedrich III	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	96	Current: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp.
	Committee				(2011-2012).
Robert B. Karn III	Trustee and	Since 2004	Current: Consultant (1998-present).	96	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural
	the Audit Committee		Former: Arthur Andersen LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).		Resource Partners, LLC
(2002- present).
Ronald A. Nyberg	Trustee and	Since 2004	Current: Partner, Momkus McCluskey, LLC (2000-present).	102	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating and Governance Committee		Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
Maynard F. Oliverius	Trustee	Since 2014	Current: Retired.	96	Current: Fort Hays State University
(1943)					Foundation (1999-present); Stormont-
			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Vail Foundation (2013-present);
University of Minnesota MHA Alumni
Philanthropy Committee (2009-present).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued					May 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee and Chairman of	Since 2004	Current: Portfolio Consultant (2010-present).	99	Former: Bennett Group of Funds (2011-2013).
(1958)	the Board
Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	231	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief Executive		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Officer and				Partners Japan, Ltd. (2014-present);
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor
Corporation.
— Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of share-
holders for the fiscal year ended May 31, 2017.
— Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.
— Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2019.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Adviser and/or the parent of the Adviser.

34 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Officers
The Officers of the Fiduciary/Claymore MLP Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).
(1966)	Officer

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued			May 31, 2016

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim
(1961)	Officer		Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Vice President, Guggenheim Investments
(1984)	Secretary		(2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson (1979)	Assistant Treasurer	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer , Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

36 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUALM REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued				May 31, 2016

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
John L. Sullivan (1955)	Chief Financial Officer,	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Chief Accounting Officer and Treasurer
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 37

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2016

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

38 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 39

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO)	May 31, 2016

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the investment management business of Guggenheim Partners and includes GFIA, Guggenheim Partners Investment Management, LLC (“GPIM”) and Security Investors, LLC.) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of Advisory Research, Inc. (“Advisory Research” or the “Sub-Adviser”), which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and Advisory Research (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), Advisory Research performs certain of the day-to-day operations of the Fund, which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research and credit analysis concerning the Fund’s assets; (iv) placing orders for purchases and sales of Fund assets; (v) maintaining books and records as are required to support the Fund’s investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with the Sub-Adviser’s proxy voting policies and procedures. Advisory Research is a wholly owned subsidiary of Piper Jaffray Companies.
Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim, the Sub-Adviser and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and Advisory Research is an ongoing one, the Committee also considered the variety of written

40 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2016

materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).
The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 41

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2016

The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM, an affiliate of the Adviser, and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on December 28, 2004. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year and one-year periods ended December 31, 2015. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The peer group of funds included other closed-end funds that invest primarily in master limited partnerships (each, a “MLP”) and are taxed as “C” corporations. The Committee considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting. The Committee also noted the Adviser’s statement that due to the unique nature of the C corporation structure and additional tax considerations, such as deferred tax assets or liabilities which impact performance and other metrics, certain of the more recently launched MLP closed-end funds may be less relevant for comparison.

42 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2016

The Committee noted that the Fund’s investment results were consistent with its investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2015, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2015. In light of recent developments concerning the energy sector, including that prices of oil and other energy commodities have declined significantly and experienced significant volatility over the past year, the Committee also considered the information provided by Guggenheim regarding the impact of leverage over other periods, in addition to the one-year period, noting, in particular, the annualized net impact on common assets due to leverage for the since-inception and three-year periods ended December 31, 2015. In addition, in response to the Committee’s request, representatives of the Adviser explained how the Adviser evaluates the strategic use of leverage based on the firm’s market outlook, as well as the process employed for adjusting the Fund’s use of leverage during the course of the year, including the roles of each of the Adviser and the Sub-Adviser in this regard. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee considered that each of the Fund’s advisory fee and its total net expense ratio (excluding interest expense) was below the peer group median, ranking in the 33rd and 44th percentiles, respectively.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rate with respect to

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 43

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2016

the Fund presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rate was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. In addition, as to increases in the Fund’s assets resulting from secondary offerings, the Committee considered the Adviser’s agreement to waive the advisory fees payable with respect to the assets attributable to common shares issued pursuant to the Fund’s shelf registration statement for the first three months after such common shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such common shares for the subsequent three months. The Committee also took into account the competitiveness of the Fund’s advisory fee, which is below both the peer group average and median.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things, its risk management processes; disaster recovery plans; cybersecurity policies, procedures and controls; strategic initiatives and plans; insurance coverage;

44 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2016

the process employed by the Sub-Adviser to assess the adequacy of Fund disclosures to shareholders in light of changing investment risks; the Sub-Adviser’s method for allocating trades among client accounts and the related oversight of that process; the Sub-Adviser’s process for determining whether it is obtaining the most favorable execution of portfolio transactions for the Fund and the factors that the Sub-Adviser considers in allocating brokerage; and information regarding the organization’s compliance program. The Committee also considered the Sub-Adviser’s long-term history of managing the Fund’s investment portfolio and the consistency of the Sub-Adviser’s investment approach. The Committee noted the personal investments that the Sub-Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Sub-Adviser and its personnel with those of the Fund’s shareholders.
With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the information provided by the Sub-Adviser regarding the financial condition of its parent company. In this connection, the Committee also considered the Sub-Adviser’s representations concerning its ongoing viability as a business enterprise and available resources.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund’s total return on an NAV basis matched the median return of its peer group for the five-year period ended December 31, 2015, exceeded the peer group median for the three-year period ended December 31, 2015 (44th percentile) and lagged behind the median return of its peer group for the one-year period ended December 31, 2015 (56th percentile). The Committee also took into account information indicating that, for the five-year and three-year periods ended December 31, 2015, the Fund’s return on an NAV basis exceeded the return of the benchmark, the Alerian MLP Index, and underperformed the benchmark with respect to the one-year period ended December 31, 2015.
The Committee noted the Sub-Adviser’s view that the Fund has achieved its investment objective to date, producing an annualized NAV total return of 4.6% since inception. The Committee further noted the Sub-Adviser’s statement that tax efficiency has also been strong as evidenced by taxes paid of approximately 0.8% per annum (as a percentage of the equity base) since inception through December 31, 2015.
The Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 45

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2016

peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark versus that of the Fund’s peers and, in this regard, noted Guggenheim’s statement that the Fund’s risk, as measured by tracking error and beta, has been lower than its peers, resulting in risk-adjusted returns which compare favorably to peers.
The Committee also took into account the significant volatility in the energy sector and commodity prices experienced in 2015 and the resulting volatility in MLPs and Guggenheim’s assessment that underperformance for the one-year period ended December 31, 2015 resulted primarily from dislocation in the MLP market and that, prior thereto, the Fund was exceeding its benchmark and in the top half of peers in terms of total returns and risk-adjusted returns for most time periods. The Committee noted the Sub-Adviser’s outlook regarding MLP valuations, distribution rates and commodity prices.
In addition to the foregoing, the Committee considered information regarding the Sub-Adviser’s use of leverage, including with respect to the process for determining how much leverage to employ at any particular time. In this connection, the Committee noted, among other things, the Sub-Adviser’s statement that recommended leverage ranges are determined based on the Sub-Adviser’s assessment of historical volatility and potential downside at different market valuations and that leverage levels are reviewed by the portfolio management and compliance teams on an ongoing basis. In addition, the Committee noted that leverage was reduced throughout the last four months of 2015.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance, given the circumstances, supported renewal of the Sub-Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to Advisory Research, noting that the fees are paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the total amount of sub-advisory fees paid to the Sub-Adviser for the twelve months ended December 31, 2015, as compared to the prior two years. In addition, the Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other client accounts, including registered investment companies that have an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as sub-adviser. The Committee also considered the Sub-Adviser’s representation that it does not charge a lower advisory or sub-advisory fee to any other client as to which it provides comparable services to those it provides to the Fund.
With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Sub-Adviser received under the Sub-Advisory Agreement and direct and indirect allocated expenses of the Sub-Adviser in providing services under the Sub-Advisory Agreement. The Committee considered other benefits available to the Sub-Adviser because of its relationship with the Fund, including proprietary research information received from brokers who execute trades for the Fund and the Sub-Adviser’s identification of “fallout” benefits by exposure of its name and website to investors and brokers who, in the absence of the Fund, may have had no dealings with the firm.

46 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2016

Based on all of the information provided, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of sub-advisory services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Sub-Adviser’s view that economies of scale are realized to the extent that the firm uses systems and employees across client accounts and that, as assets under management increase, the Sub-Adviser will continue to experience a balance between a reduction in overall costs due to economies of scale and an increase in costs due to additions and expansions. In this regard, the Sub-Adviser noted that it has continually invested in additional personnel and infrastructure in order to enhance its ability to provide quality services to the Fund, but has been able to offset the cost apportioned to the Fund by adding incremental new business. The Committee also noted that the Sub-Adviser believes that the Fund benefits from the increased scale of its business.
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 47

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

FUND INFORMATION	May 31, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Advisory Research, Inc.
Jerry B. Farley	St. Louis, MO

Roman Friedrich III	Administrator and Accounting Agent
Rydex Fund Services, LLC
Robert B. Karn III	Rockville, MD

Ronald A. Nyberg	Custodian
The Bank of New York Mellon Corp.
Maynard F. Oliverius	New York, NY

Ronald E. Toupin, Jr.,	Legal Counsel
Chairman	Skadden, Arps, Slate, Meagher &
Flom LLP
* Trustee is an “interested person” (as defined	New York, NY
in section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of	Independent Registered Public
his position as the President and CEO of the	Accounting Firm
Investment Adviser and the Distributor.	Ernst & Young LLP
McLean, VA
Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

50 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FUND INFORMATION continued	May 31, 2016

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 51

ABOUT THE FUND MANAGERS

Advisory Research, Inc.
Advisory Research, Inc., a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of May 31, 2016, the MLP & Energy Infrastructure team (“MLP Team”) at Advisory Research, Inc. managed approximately $4.3 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.
Investment Philosophy
The MLP Team’s core philosophy is that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. This philosophy has served the MLP Team well as it has navigated through MLP cycles since 1995.
Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.
Investment Process
The MLP Team seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that the MLP Team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the MLP Team looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs the MLP Team top-down process which considers a combination of quantitative, qualitative and relative value factors. The MLP Team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Advisory Research, Inc.	Guggenheim Funds Distributors, LLC
8235 Forsyth Boulevard	227 West Monroe Street
Suite 700	Chicago, IL 60606
St. Louis, MO 63105	Member FINRA/SIPC
(07/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE		CEF - FMO - SAR - 0516

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)  Not applicable.
(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Fiduciary/Claymore MLP Opportunity Fund
By:       /s/ Donald C. Cacciapaglia
Name:  Donald C. Cacciapaglia
Title:    President and Chief Executive Officer
Date:    August 5, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Donald C. Cacciapaglia
Name:  Donald C. Cacciapaglia
Title:    President and Chief Executive Officer
Date:    August 5, 2016
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:    August 5, 2016